DIREXION SHARES ETF TRUST
DIREXION DAILY SELECT LARGE CAPS & FANGS BULL 2X SHARES (FNGG)
DIREXION SELECT LARGE CAPS & FANGS ETF

Supplement dated December 29, 2022 to the
Summary Prospectuses, Prospectuses, and Statements of Additional Information (“SAI”)
dated February 28, 2022, as last supplemented

On or about March 1, 2023, the underlying index of the Direxion Daily Select Large Caps & FANGs Bull 2X Shares and the Direxion Select Large Caps and FANGs ETF (each, a "Fund" and collectively, the “Funds”) will change as shown in the table below and all references to each Fund’s current index in each Fund’s respective Summary Prospectus, Prospectus, and SAI will be replaced with the respective new index:
Fund Name	Current Index	New Index
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	ICE FANG 20 Index	NYSE FANG+ Index
Direxion Select Large Caps & FANGs ETF	ICE FANG 20 Index	NYSE FANG+ Index
To the extent that the Funds do not implement the index changes at the same time as the index composition changes, the Funds may incur tracking error.
Additionally, the Funds’ names will change as shown in the table below:
Current Fund Name	New Fund Name
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	Direxion Daily NYSE FANG+ Bull 2X Shares
Direxion Select Large Caps & FANGs ETF	Direxion NYSE FANG+ ETF
The following paragraphs describe the disclosure changes that are effective on or about March 1, 2023 in conjunction with the index change. The first two paragraphs of the “Principal Investment Strategy” section of each Fund’s Summary Prospectus and Prospectus, which include a description of each Fund’s current index, will be replaced with the following description of the new index:
The Index is an equal-dollar weighted Index designed to track the performance of 10 highly-traded growth stocks of technology and tech-enabled companies. The Index is comprised of the securities of U.S.-listed companies that ICE Data Indices, LLC (the “Index Provider”) has identified as FANG+ companies, which are comprised of the six FAANMG companies and four non-FAANMG companies. The Index Provider defines the FAANMG as Meta Platforms Inc. (META), Apple Inc. (AAPL), Amazon.com Inc. (AMZN), Netflix Inc. (NFLX), Microsoft Corp. (MSFT), and Alphabet Inc. Class A (GOOGL). As of December 9, 2022, the four non-FAANMG companies are Tesla, Inc. (TSLA), NVIDIA Corp (NVDA), Snowflake Inc. (SNOW), and Advanced Micro Devices Inc. (AMD). To be included in the Index, each constituent must meet the selection criteria described below.
To be considered for inclusion in the Index, securities must: (i) have a full company market capitalization (including all listed and unlisted share classes) of at least $5 billion; (ii) have been actively trading for at least 60 calendar days on the specific share class included in the Index; (iii) have an average daily traded value (ADTV) of $50 million or greater over the preceding 6-month period, or over the applicable trading period of the security if its available trading history is less than 6 months, as of the reference date; (iv) have a U.S. country of incorporation and U.S. country of risk; and (v) must be classified within one of select sub-industries belonging to the Consumer Discretionary, Media & Communications or Technology sectors based on the ICE Uniform Sector Classification schema.
The qualifying non-FAANMG securities are ranked in descending order by the following factors: (1) full company market capitalization (35% weight); (2) ADTV on the specific share class (35% weight); (3) price-to-sales ratio (LTM) (15% weight); and (4) 1-year net sales growth (LTM) (15% weight). A combined rank for each non-FAANMG security is derived by calculating a weighted average rank across the four factors, with 35% weights attributed to the market capitalization and ADTV factors and 15% weights attributed to the price-to-sales and sales growth factors. Any of the top 10 non-FAANMG securities based on this combined rank that are already a part of the Index as of the reference date are maintained in the Index through the reconstitution. Following that, the next highest ranked non-FAANMG securities are selected for inclusion until four total securities are selected.
If any of the FAANMG securities do not qualify for inclusion, based on the Index security type, exchange listing, sector classification, market capitalization, liquidity, seasoning, country of incorporation or country and country of risk criteria, then then the next highest ranked securities from the steps above are selected to maintain an Index constituent count of 10 securities. At each quarterly reconstitution, each constituent is attributed a 10% weight in the Index.
As of December 19, 2022, the Index constituents had a median total market capitalization of $736.77 billion, total market capitalizations ranging from $44.41 billion to $2.11 trillion, and was concentrated in the communication services, information technology, and consumer discretionary sectors. The Index is reconstituted quarterly.

On page 3 of the Direxion Daily Select Large Caps & FANGs Bull 2X Shares’ Summary Prospectus and on page 276 the Direxion Daily Select Large Caps & FANGs Bull 2X Shares’ statutory Prospectus, the paragraph immediately following the table under “Principal Investment Risks - Effects of Compounding and Market Volatility Risk” is replaced with the following:
The Index’s annualized historical volatility rate for the five year period ended November 30, 2022 was 33.11%.The Index’s highest volatility rate for any one calendar year during the five year period was 43.11% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended November 30, 2022 was 17.43%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
The following disclosure at the end of each Fund’s Summary Prospectus and the summary section of the respective Prospectus is updated as follows:
Index Information
ICE Data Indices, LLC. Neither Rafferty nor the Fund is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC or its affiliates (“Vendor”). Vendor makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the NYSE FANG+ Index to track general financial market performance.
VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus and Prospectus.